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                                                                   EXHIBIT 10.C2

      AMENDMENT TO VIAD CORP AMENDED AND RESTATED EXECUTIVE SEVERANCE PLANS
               AS APPROVED BY THE BOARD OF DIRECTORS OF VIAD CORP
                                ON MARCH 25, 2003

The Viad Corp Amended and Restated Executive Severance Plans are hereby amended, effective as of March 25, 2003, as follows:

1.    The First Tier Executive Severance Plan is amended as follows:

            a. Sections 5(c) and (d) are amended to correct a numbering error by renaming them Sections 5(b) and (c), respectively.

            b. Section 6 is amended by changing in the first sentence the word "subsidiaries'" to the word "subsidiary's."

            c. Section 7(a) is amended by deleting it in its entirety and replacing it with the following:

                              (A) LUMP SUM PAYMENT: On or before the Executive's
                        last day of employment with the Corporation or any of its subsidiaries, the Corporation or the applicable subsidiary will pay to the Executive as compensation for services rendered a lump sum cash amount (subject to any applicable payroll or other taxes required to be withheld) equal to the sum of (i) Executive's highest annual salary fixed during the period Executive was an employee of the Corporation or any of its subsidiaries, plus (ii) the greater of (x) the largest amount awarded to him in a year as cash bonus (whether or not deferred and regardless of deferral election) under the Corporation's Management Incentive Plan during the preceding four years or if the Executive has not been employed for at least four full fiscal years, all of the completed full fiscal years during which the Executive has been employed, or (y) the target bonus under the Corporation's Management Incentive Plan for the fiscal year in which the Change of Control occurs, plus (iii) the greater of (x) the largest amount awarded to Executive in a year as cash bonus (whether or not deferred and regardless of deferral election) under the Corporation's Performance Unit Incentive Plan during the preceding four years or if the Executive has not been employed for at least four full fiscal years, all of the completed full fiscal years during which the Executive has been employed, or (y) the aggregate value of shares when earned during a performance period under any performance-related Restricted Stock award during the preceding four years or if the Executive has not been employed for at least four full fiscal years, all of the completed full fiscal years during which the Executive has been employed, or (z) the aggregate value at the time of grant of the target shares awarded under the Corporation's performance-related Restricted Stock programs for the fiscal year in which the Change of Control occurs, multiplied by:

                                    (i) Three if the termination is involuntary
                        without Cause or by the Executive for Good Reason, or

                                    (ii) Two if the termination is voluntary
                        during the Window Period.
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            d.    The following Sections are amended by capitalizing the first letter of the first word of each of those sections: Sections 4(b) and (c); Sections 5(a)(i) and (ii) and (b)(i), (ii),
                  (iii), (iv), (v) and (c); Sections 6(a), (b) and (c); and Sections 7(c)(ii) and (iii) and (d)(ii)(A), (B), (C), and (D)

2.    The Second Tier Executive Severance Plan is amended as follows:

            a. Section 5(c) is amended to correct a numbering error by renaming it Section 5(b).

            b. Section 7(a) is amended by deleting it in its entirety and replacing it with the following:

                              (A) LUMP SUM PAYMENT: On or before the Executive's
                        last day of employment with the Corporation or any of its subsidiaries, the Corporation or the applicable subsidiary will pay to the Executive as compensation for services rendered a lump sum cash amount (subject to any applicable payroll or other taxes required to be withheld) equal to two times the sum of (i) Executive's highest annual salary fixed during the period Executive was an employee of the Corporation or any of its subsidiaries, plus (ii) the greater of (x) the largest amount awarded to him in a year as cash bonus (whether or not deferred and regardless of deferral election) under the Corporation's Management Incentive Plan during the preceding four years (or if the Executive has not been employed for at least four full fiscal years, all of the completed full fiscal years during which the Executive has been employed), or (y) the target bonus under the Corporation's Management Incentive Plan for the fiscal year in which the Change of Control occurs, plus (iii) the greater of (x) the largest amount awarded to Executive in a year as cash bonus (whether or not deferred and regardless of deferral election) under the Corporation's Performance Unit Incentive Plan during the preceding four years or if the Executive has not been employed for at least four full fiscal years, all of the completed full fiscal years during which the Executive has been employed, or (y) the aggregate value of shares when earned during a performance period under any performance-related Restricted Stock award during the preceding four years or if the Executive has not been employed for at least four full fiscal years, all of the completed full fiscal years during which the Executive has been employed, or (z) the aggregate value at the time of grant of the target shares awarded under the Corporation's performance-related Restricted Stock programs for the fiscal year in which the Change of Control occurs.

            c. The following Sections are amended by capitalizing the first letter of the first word of each of those sections: Sections 4(b) and (c); Sections 5(a)(i) and (ii) and (b)(i), (ii),
                  (iii), (iv), and (v); and Sections 7(c)(ii) and (d)(ii)(A),
                  (B), (C), and (D).



                                          /s/ Suzanne Pearl
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                                          By:    Suzanne Pearl
                                          Title: Vice President, Human Resources